Exhibit 10.1

SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT TO

SENIOR SECURED FIRST LIEN TERM LOAN AGREEMENT

THIS SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT TO SENIOR SECURED FIRST LIEN TERM LOAN AGREEMENT (this “Agreement”) is dated as of March 22, 2024 by and among Clean Energy, as borrower (the “Borrower”), the other Loan Parties party hereto, Stonepeak CLNE-L Holdings LP (“Stonepeak”), in its capacity as resigning Administrative Agent and resigning Collateral Agent (in such capacities, the “Existing Agent”), Alter Domus Products Corp. (“Alter Domus”), as successor Administrative Agent (in such capacity, the “Successor Administrative Agent”) and successor Collateral Agent (in such capacity, the “Successor Collateral Agent”; and together with the Successor Administrative Agent, the “Successor Agent”), and the Lenders (as defined in the Credit Agreement described below) party hereto.

WHEREAS, the Borrower, the Existing Agent and the Lenders and other parties from time to time party thereto, entered into that certain Senior Secured First Lien Term Loan Credit Agreement, dated December 12, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Credit Agreement;

WHEREAS, pursuant to Section 11.06 of the Credit Agreement, the Existing Agent has the right to resign and the Majority Lenders, with the consent of the Borrower, have the right to appoint successor Agents in accordance with the terms thereof;

WHEREAS, the Lenders party hereto constitute not less than the Majority Lenders;

WHEREAS, pursuant to Section 11.06 of the Credit Agreement, Stonepeak desires to resign as Administrative Agent and Collateral Agent and the Majority Lenders desire to appoint (and the Borrower desires to consent to the appointment of) Alter Domus to act as the successor Administrative Agent and successor Collateral Agent under the Credit Agreement and the other Loan Documents;

WHEREAS, Alter Domus is willing to accept such appointment as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents, subject to the terms hereof; and

WHEREAS, in connection with the foregoing, the parties desire to enter into this Agreement to (a) effect the resignation of Stonepeak as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents and appoint Alter Domus as successor Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents and (b) to make certain other amendments to the Credit Agreement as more specifically set forth herein, in each case, to be effective on the Effective Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Resignation and Appointment of Agent.  Pursuant to the Loan Documents (including, without limitation, Section 11.06 of the Credit Agreement) (a) Stonepeak’s resignation as Administrative Agent and Collateral Agent is hereby effective on the Effective Date, the Majority Lenders hereby accept the resignation of Stonepeak as Administrative Agent and Collateral Agent under the Loan Documents, and Stonepeak shall not have any further obligations under the Loan Documents in its capacity as Administrative Agent and Collateral Agent (other than the obligations set forth in Section 7 below), and (b)

the Majority Lenders hereby appoint Alter Domus to act as the successor Administrative Agent and Collateral Agent under the Loan Documents. As of the Effective Date, Alter Domus hereby accepts the appointment to act as the Administrative Agent and Collateral Agent under the Loan Documents, and the Borrower consents to such appointment of Alter Domus as successor Administrative Agent and Collateral Agent under the Loan Documents. The Majority Lenders waive any notice requirements and any inconsistency or conflict with the of the Credit Agreement with respect to the resignation of Stonepeak as Administrative Agent and Collateral Agent and the appointment of Alter Domus as the successor Administrative Agent and Collateral Agent. Each of the parties hereto agrees to execute all documents reasonably necessary to evidence and give effect to the appointment of Alter Domus as the successor Administrative Agent and Collateral Agent.

2.Rights, Duties and Obligations.  As of the Effective Date, the Successor Agent is hereby vested with all the rights, powers, indemnities and privileges of the Administrative Agent and Collateral Agent, as described in the Loan Documents, and the Successor Agent assumes from and after the Effective Date the obligations, responsibilities and duties of the Administrative Agent and Collateral Agent, in accordance with the terms of the Loan Documents, and, except as set forth in Section 7 below, the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent and Collateral Agent under the Loan Documents from and after the Effective Date. The Borrower and the Majority Lenders expressly agree and acknowledge that the Successor Agent is not assuming any liability (i) under or related to the Loan Documents prior to the Effective Date, (ii) for any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the Effective Date, or (iii) for any acts or omissions of the Existing Agent. The Borrower and the Majority Lenders, with respect to their indemnification obligations under the Loan Documents, expressly agree and confirm that the Existing Agent’s right to indemnification, as set forth in the Loan Documents, shall continue to apply and remain in full force and effect after the Effective Date in accordance with the Loan Documents.

3.Information Regarding Status of Loan Documents.

(a)Current Lenders and Loan Status.  Attached hereto as Schedule I is the Register maintained by the Existing Agent, which Register the Existing Agent represents and warrants contains a true and correct list of the Lenders and the outstanding principal amount of, and accrued interest payable on, the Loans owing to each such Lender under the Credit Agreement as of close of business on March 21, 2024. Borrower agrees that to its knowledge such Register is true and correct as of such date.

(b)Loan Documents.  The Existing Agent represents and warrants that Schedule II is a list of all the Loan Documents, excluding any certificates, documents, instruments, writings and/or other agreements delivered in connection with the Credit Agreement or the other Loan Documents, and as of the date hereof (but prior to giving effect to the Effective Date) there have been no amendments, supplements, consents or waivers to such Loan Documents, including to the schedules and exhibits thereto, to which the Existing Agent has knowledge or is a party, except as set forth on Schedule II and except for extensions of post-closing delivery deadlines set forth on Schedule 8.16 to the Credit Agreement.

4.Collateral.

(a)The Existing Agent hereby assigns to the Successor Collateral Agent on an as-is basis and without recourse and without any representation or warranty of any nature, each of the Liens and security interests granted to the Existing Agent in its capacity as Collateral Agent under the Security Documents for its benefit and the benefit of the Secured Parties, together with any claims, awards, and judgments, if any, in favor of the Existing Agent in its capacity as Collateral Agent under the Security Documents, and the Successor Collateral Agent hereby assumes all such Liens and security interests, for its benefit and for the benefit of the Secured Parties. For the avoidance of doubt, nothing in the foregoing sentence shall require the Existing Agent to assign to the Successor Agent any fees or expenses or any claims, awards or judgments relating to indemnity, reimbursement or other protections to which the Existing Agent is entitled under the Loan Documents (in its capacity as Agent) received or incurred by, or due to, the Existing Agent prior to the Effective Date except as provided in Section 6(c) below. The Borrower and each of the other Loan Parties confirms and agrees that each of the Liens on the Collateral and security interests in the Collateral granted to the “Collateral Agent” under any of the Security Documents shall, from and after the Effective Date, be continuing Liens and security interests in favor of the Successor Collateral Agent for the benefit of the Secured Parties and, in the case of CEFS, that the guarantee and indemnities granted to the “Collateral Agent” under the Canadian Guarantee shall, from and after the Effective Date, be a continuing guarantee indemnity in favor of the Successor Collateral Agent for the benefit of the Secured Parties.

(b)The Loan Parties and the Existing Agent hereby authorize the Successor Collateral Agent (in each case, without obligation), at the Borrower’s sole cost and expense, to file, on or after the date hereof, any UCC assignments, Personal Property Security Act (Alberta) or Personal Property Security Act (British Columbia) (collectively, the “PPSA”) financing change statements or other assignments and amendments with respect to the UCC financing statements, PPSA financing statements, and other filings in respect of the Collateral, and to execute such other agreements or amendments in respect of the Collateral and the Security Documents, including filings with the United States Patent and Trademark Office and the United States Copyright Office (and equivalent filing offices in Canada, including, without limitation, the Canadian Intellectual Property Office) and assignments and/or amendments to account control agreements, as the Lenders reasonably deem necessary or appropriate to evidence Alter Domus’ appointment as Collateral Agent effective as of the Effective Date. Notwithstanding anything to the contrary contained herein or in any of the Loan Documents, the Successor Agent shall not have any duty to file any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any Lien or security interest created under the Security Documents or for otherwise perfecting or maintaining the perfection of any Lien or security interest in the Collateral.  For the avoidance of doubt, the Borrower and/or the Majority Lenders (or their respective counsel or other designee), as applicable, shall make all necessary filings (including filings of continuation statements and amendments to UCC financing statements or PPSA financing statements that may be necessary to continue the effectiveness of such UCC financing statements or PPSA financing statements) or record any documents or instruments in any public office that the Majority Lenders reasonably deem necessary to maintain (at the sole cost and expense of the Borrower) the security interest created by the Security Documents in the Collateral as a perfected security interest, and promptly provide evidence thereof to the Successor Collateral Agent.

(c)The Existing Agent shall deliver all possessory Collateral, if any, held by the Existing Agent (the “Possessory Collateral”) to the Successor Collateral Agent as expeditiously as possible following the Effective Date but in any event no later than five (5) Business Days after the Effective Date. Until such time as all Possessory Collateral is in the possession or control of the Successor Collateral Agent and all Liens granted in favor of the Existing Agent in the Collateral and all UCC-1 financing statements, PPSA financing change statements and other filings and registrations (including any documents filed or registered with the United States Copyright Office or the United States Patent and Trademark Office (and equivalent filing offices in Canada, including, without limitation, the Canadian Intellectual Property Office)) that name Stonepeak as Collateral Agent as a secured party have been assigned or otherwise transferred to the Successor Collateral Agent, the Existing Agent shall continue to hold such Collateral and/or Liens on such Collateral as bailee of the Successor Collateral Agent in accordance with the terms of this Agreement and the Security Documents, solely for the purposes of maintaining the priority and perfection of such Liens.  Stonepeak, in its capacity as Existing Agent, shall be entitled to all the benefits of the Collateral Agent under the Loan Documents (including, without limitation, all provisions of any Loan Document that expressly survive (i) the termination of such Loan Document, (ii) the assignment of

Liens or (iii) the assignment or resignation of the Agents (collectively, the “Surviving Provisions”)) with respect to all actions taken or omitted to be taken by Stonepeak in its capacity as Collateral Agent, including in connection with this Agreement. Schedule III contains a true, correct and complete list of all Possessory Collateral currently in the possession of the Existing Agent.

(d)The parties hereto hereby confirm that, as of the Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent or Collateral Agent on or prior to the Effective Date or in furtherance of the provisions of this Agreement, and inure to the benefit of the Existing Agent, in each case, solely to the extent expressly set forth in, and subject to the terms and conditions of, the Credit Agreement and the other Loan Documents.

5.Return of Payments and Documents. In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under any Loan Document, the Existing Agent agrees that such payment shall be held in trust for the Successor Agent, and the Existing Agent shall promptly return without setoff or counterclaim such payment to the Successor Agent for payment to the Person entitled thereto. Additionally, in the event that, after the Effective Date, the Existing Agent receives any instrument, agreement, report, financial statement, insurance policy, notice or other document under the Credit Agreement or any other Loan Document in its capacity as the Existing Agent, the Existing Agent agrees to promptly forward the same to the Successor Agent and to hold the same in trust for the Successor Agent until so forwarded.

6.Conditions Precedent to Effectiveness.  This Agreement shall become effective, as of the date hereof (the “Effective Date”), upon the satisfaction of the following conditions:

(a)Each of the parties hereto shall have received executed counterparts of this Agreement from the Loan Parties, the Existing Agent, the Successor Agent and each of the Lenders.

(b)The Borrower shall have reimbursed each of the Existing Agent and the Successor Agent for all reasonable and documented out-of-pocket fees, charges and expenses due and payable as of the Effective Date (including the reasonable and documented fees and disbursements of external counsel to the Existing Agent and the Successor Agent through and including the Effective Date) to the extent the Borrower has received an invoice therefor at least two (2) Business Days prior to such date.

(c)The Successor Agent shall have received a fully executed copy of that certain Fee Letter dated as of the date hereof between the Borrower and the Successor Agent (the “Successor Agent Fee Letter”) and the Successor Agent shall have received $54,292.05 from the Existing Agent in respect of the administrative agency fees under the Fee Letter (as referred to in the Credit Agreement prior to giving effect to this Agreement) attributable to the period from the Effective Date to the first anniversary of the Credit Agreement.

(d)Upon the request of the Successor Agent, the Borrower and the Lenders shall have provided to the Successor Agent the documentation and other information so reasonably requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act.

7.Covenants of Existing Agent.  The Existing Agent covenants and agrees that it will: (i) deliver, or cause to be delivered, promptly to the Successor Agent (a) executed versions of the Loan Documents listed on Schedule II, to the extent not delivered to Successor Agent by the Borrower, and (b)

the administrative details and tax forms provided by each of the Lenders to the Existing Agent (to the extent the Existing Agent is in possession of such administrative details and tax forms), (ii) execute all documents as may be reasonably requested by the Successor Agent or the Majority Lenders to transfer the rights and privileges of the Existing Agent under the Loan Documents, in its capacity as Agent, to the Successor Agent and (iii) take all other actions reasonably requested by the Successor Agent or the Majority Lenders to facilitate the transfer of information to the Successor Agent in connection with the Loan Documents.  The Existing Agent’s expenses incurred in complying with this Section 7 will be paid pursuant to Section 12.03 of the Credit Agreement.  It is the intention and understanding of the Existing Agent and the Successor Agent that any exchange of information under this Section 7 that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”) (i) will not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) will not diminish the confidentiality of the Privileged Information and (iii) will not be asserted as a waiver of any such privilege, doctrine or rule by the Existing Agent or the Successor Agent.

8.Covenants of Borrower. The Borrower agrees to take such actions from time to time as may be reasonably necessary to evidence the Existing Agent’s resignation, the Successor Agent’s appointment, and the assignment of the Liens and security interests hereunder, including, without limitation, to ensure that the requirements set forth in paragraphs (a)-(c) below are satisfied.

(a)Within thirty (30) days after the Effective Date (or such longer period as the Lead Arranger may agree in writing), the Successor Collateral Agent shall have received fully executed versions of Control Agreements with respect to (i) the Securities Account no. 510014500B held by the Borrower with PlainsCapital Bank, (ii) the Deposit Accounts nos. 00274 5230987 and 09032 73008008 held by Clean Energy Fueling Services Corp. with The Toronto-Dominion Bank, (iii) the Deposit Account no. 4120421367 held by the Borrower with Wells Fargo Bank, National Association and (iv) the Deposit Account nos. 3100032592, 7410028903, 3100046386, 7877746175, 7940897401 and 0040381238 held by the Borrower, Clean Energy Real Estate, LLC, Clean Energy Renewable Fuels, LLC, Clean Energy Renewable Development, LLC and Clean Energy Renewable Operations, LLC, respectively, with PlainsCapital Bank, in each case, in form and substance reasonably satisfactory to the Successor Agent and the Majority Lenders.

(b)Within ten (10) days after the Effective Date, the Borrower shall, or shall cause the applicable Loan Party to, with respect to the Boron Plant and the Pickens Plant, use commercially reasonable efforts (including without limitation, (i) paying all required Title Company fees and expenses and (ii) providing such recorded documents as the Title Company may reasonably request) to deliver to the Successor Collateral Agent an Alta 10 endorsement, in the case of the Boron Plant, and a T3 endorsement, in the case of the Pickens Plant, in each case, to the respective Title Policy.

(c)Within thirty (30) days after the Effective Date (or such longer period as the Lead Arranger may agree in writing), the Successor Collateral Agent shall have received insurance certificates and endorsements, naming the Successor Collateral Agent as loss payee or additional insured, as appropriate, in respect of all insurance policies required to be maintained pursuant to the Loan Documents, if any, in form and substance reasonably acceptable to the Majority Lenders.

9.Amendments to the Credit Agreement. Each of the undersigned Lenders, constituting the Majority Lenders, the Loan Parties and the Successor Agent agree that as of the Effective Date, the Credit Agreement shall be amended as set forth on Exhibit A hereto.

10.Fees and Expenses. Commencing on the Effective Date, the Existing Agent shall cease to be entitled to receive the fees payable to the Administrative Agent and the Collateral Agent pursuant to Section 3.05(a) of the Credit Agreement and, commencing on and after the Effective Date, such agent fees shall be payable to the Successor Agent pursuant to the Successor Agent Fee Letter and such fees shall constitute “Secured Obligations” for all purposes of the Loan Documents. All other provisions of the Credit Agreement providing for the payment of fees and expenses of, and providing indemnities for the benefit of, the Existing Agent shall remain in full force and effect for the benefit of the Successor Agent. Notwithstanding the foregoing, the Existing Agent shall remain entitled to receive any accrued and unpaid expenses owed to it pursuant to any Loan Document and pursuant to Section 7 hereof and to retain any fees paid under the Fee Letter (as defined in the Credit Agreement prior to giving effect to this Agreement) to the extent attributable to the period from the Closing Date to the Effective Date.

11.Indemnification.  The indemnification provisions set forth in Section 12.03 of the Credit Agreement shall apply and be enforceable by the Successor Agent in respect of its execution and delivery of this Agreement and the other instruments and agreements provided for herein, all actions taken or omitted by the Successor Agent and all claims based upon or arising in connection with any of the foregoing.  The Successor Agent reserves the right to enforce, in respect of such execution, delivery, actions or claims, each and all of the rights, benefits, immunities, exculpatory provisions and indemnities enforceable by the Successor Agent under the Surviving Provisions.

12.Entire Agreement.  This Agreement states the entire agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto. Except as specifically modified by this Agreement, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

13.Waiver.  No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

14.Submission To Jurisdiction; Waivers; Waivers of Jury Trial.  The parties hereby agree that Section 12.09 of the Credit Agreement shall apply, mutatis mutandis, to this Agreement.

15.Representations and Warranties.

(a)The Borrower and each undersigned Lender each hereby represents and warrants on behalf of itself that (i) it has the power and authority to execute and perform its obligations under this Agreement and that such execution is not prohibited by law and has been duly and validly authorized by all necessary proceedings on its part, (ii) this Agreement has been duly authorized, executed and delivered by it, and constitutes its legal, valid and binding agreement enforceable against it in accordance with its terms, except as the enforceability of this Agreement may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor’s rights or by general principals of equity, and (iii) none of the execution, delivery and performance of this Agreement by it will violate its certificate of incorporation, certificate of formation, bylaws, operating agreement, limited partnership agreement or other organizational documents.

(b)The Borrower represents and warrants that on and as of the date hereof, and on and as of the Effective Date, no Default or Event of Default has occurred and is continuing or will result from the execution of this Agreement and the transactions contemplated hereby as of the Effective Date.

(c)Each of the Existing Agent and the Successor Agent hereby represents and warrants that it is duly authorized to execute and perform its obligations under this Agreement and that such execution is not prohibited by law.

16.Successors and Assigns.  This Agreement shall inure to the benefit and be binding upon the successors and permitted assigns of each of the parties hereto.

17.GOVERNING LAW.  EACH PARTY HERETO HEREBY AGREES THAT ALL DISPUTES AMONG OR BETWEEN THEM, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT, WITH REGARD TO THE LAST SENTENCE OF SECTION 4(a) RELATING TO ANY CANADIAN SECURITY DOCUMENTS, SUCH SENTENCE SHALL BE CONSTRUED IN ACCORDANCE WITH AND IS GOVERNED BY THE LAWS OF THE PROVINCE OF ALBERTA AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

18.Severability.  In the event that any provision of this Agreement, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

19.Loan Documents.  Upon the execution and delivery of this Agreement by the Borrower, the Existing Agent, the Successor Agent and the Majority Lenders, this Agreement shall be deemed to be a Loan Document, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Agreement.

20.Counterparts and Facsimile.  This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each of the parties and a copy thereof delivered to each party under this Agreement. Each party to this Agreement agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party. Each party to this Agreement agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.  Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. As used herein, “electronic signatures” mean any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:	CLEAN ENERGY

	By:	/s/ Robert M. Vreeland
	Name:	Robert M. Vreeland
	Title:	Chief Financial Officer

PARENT:	CLEAN ENERGY FUELS CORP.

	By:	/s/ Robert M. Vreeland
	Name:	Robert M. Vreeland
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:	CLEAN ENERGY & TECHNOLOGIES LLC
BLUE ENERGY LIMITED LLC
BLUE ENERGY GENERAL LLC
TRANSTAR ENERGY COMPANY L.P.
By: Blue Energy General LLC, its general partner
BLUE FUELS GROUP L.P.
By: Blue Energy General LLC, its general partner
CLEAN ENERGY TEXAS LNG, LLC
CLEAN ENERGY LNG, LLC
NG ADVANTAGE LLC
CLEAN ENERGY RENEWABLE FUELS, LLC
CLEAN ENERGY RENEWABLE DEVELOPMENT, LLC
CLEAN ENERGY FINANCE, LLC
CLEAN ENERGY LOS ANGELES, LLC
SOUTH FORK FUNDING, LLC
By: Clean Energy Renewable Development, LLC, its sole member
CLEAN ENERGY SOUTH FORK HOLDINGS, LLC
SOUTH FORK RENEWABLE ENERGY, LLC
O’BRYAN GRAIN RENEWABLE ENERGY, LLC
SOUTH FORK OHIO RENEWABLE ENERGY, LLC
CLEAN ENERGY REAL ESTATE, LLC

[SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT]

CLEAN ENERGY FUELING SERVICES CORP.
CLEAN ENERGY RENEWABLE OPERATIONS, LLC
CLNE PLASMAFLOW HOLDINGS, LLC
By: Clean Energy, its sole member
CLEAN ENERGY REAL ESTATE TEXAS, LLC
CLEAN ENERGY SOUTH FORK OHIO HOLDINGS, LLC
CLEAN ENERGY REAL ESTATE ARIZONA LLC
CLEAN ENERGY REAL ESTATE KENOSHA, LLC
CLEAN ENERGY REAL ESTATE NORTH CAROLINA, LLC
CLEAN ENERGY REAL ESTATE TENNESSEE, LLC
CLEAN ENERGY REAL ESTATE VIRGINIA LLC
CLEAN ENERGY REAL ESTATE WISCONSIN LLC

By:	/s/ Robert M. Vreeland
Name:	Robert M. Vreeland
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT]

EXISTING AGENT:	STONEPEAK CLNE-L HOLDINGS LP

By: Stonepeak Opportunities Fund Associates LP, its general partner

By: Stonepeak Opportunities Fund GP Investors LP, its general partner

By: Stonepeak GP Investors Holdings LP, its general partner

By: Stonepeak GP Investors Upper Holdings LP, its general partner

By: Stonepeak GP Investors Holdings Manager LLC, its general partner

	By:	/s/ Michael Bricker
	Name:	Michael Bricker
	Title:	Senior Managing Director

[SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT]

SUCCESSOR AGENT:	ALTER DOMUS PRODUCTS CORP.

	By:	/s/ Matthew Trybula
	Name:	Matthew Trybula
	Title:	Associate Counsel

[SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT]

LENDERS:	STONEPEAK CLNE-L HOLDINGS LP

By: Stonepeak Opportunities Fund Associates LP, its general partner

By: Stonepeak Opportunities Fund GP Investors LP, its general partner

By: Stonepeak GP Investors Holdings LP, its general partner

By: Stonepeak GP Investors Upper Holdings LP, its general partner

By: Stonepeak GP Investors Holdings Manager LLC, its general partner

	By:	/s/ Michael Bricker
	Name:	Michael Bricker
	Title:	Senior Managing Director

[SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT]

HUDSON WATERFRONT CREDIT FUND LP, as Lender

By: Stonepeak Hudson Credit Associates LP, as its General Partner
By: Stonepeak GP Investors Manager LLC, as its General Partner

By:	/s/ Michael Bricker
Name:	Michael Bricker
Title:	Senior Managing Director

[SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT]

STONEPEAK INFRASTRUCTURE CREDIT FUND I LP, as Lender

By: Stonepeak Credit Associates LLC, as its General Partner
By: Stonepeak GP Investors Manager LLC, as its Managing Member

By:	/s/ Michael Bricker
Name:	Michael Bricker
Title:	Senior Managing Director

[SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT AND FIRST AMENDMENT]

List of Omitted Exhibits

The following exhibits and schedules to the Successor Agent Agreement and First Amendment to Senior Secured First Lien Term Loan Agreement, dated March 22, 2024, among Clean Energy, the other Loan Parties party thereto, Stonepeak CLNE-L Holdings LP, Alter Domus Products Corp. and the Lenders party thereto have not been provided herein:

Schedule I – Register

Schedule II – Loan Documents

Schedule III – Possessory Collateral

Exhibit A – Amendments to Credit Agreement

The registrant hereby undertakes to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.